 Exhibit 10.11

Date:  January 27, 2010

THE THIRTEEN PERSONS AS
THE SHAREHOLDERS OF YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO.

AND

YANGLING SLOVAN PHARMACEUTICALS CO., LTD.,

————————————————

AGREEMENT ON SHARE PLEDGE

Agreement on Share Pledge

Party A:
Zhao Dongke, PRC citizen with ID Card number [610113195411180418]
Wei Jingkun, PRC citizen with ID Card number [610113195409250448]
Zhao Jine, PRC citizen with ID Card number [130403195701150961]
Yang Quanfu, PRC citizen with ID Card number [610104196508251612]
Zhao Wenyan, PRC citizen with ID Card number [610113198109240487]
Yang Xueli, PRC citizen with ID Card number [610104196911246186]
Li Gang, PRC citizen with ID Card number [612526731013001]
Zhang Guofeng, PRC citizen, ID Card number [610429197302174170]
Zhao Ruojing, PRC citizen with ID Card number [610404198009130547]
Zhao Yaolong, PRC citizen with ID Card number [610429198609243016]
Su Tong, PRC citizen with ID Card number [61012519761008196x]
Zhang Daokai, PRC citizen, ID Card number [330327196009227595]
Zhang Jiansheng, PRC citizen, ID Card number [130403195711170931]

Party B:	YANGLING SLOVAN PHARMACEUTICALS CO., LTD. Address: Building 4 Incubator Park West Xinqiao Road, Yangling Demonstration Zone, Xi'an, Shaanxi Province, P.R.C. Legal Representative: Lihong Zhang
Whereas:

1. Party A, THE SHAREHOLDERS OF YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO., LTD. (hereinafter referred to as ‘SHAREHOLDERS OF MAIDISEN”) and YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO., LTD. (hereinafter referred to as ‘MAIDISEN”) entered into several agreements, including Agreement on Entrustment for Operation and Management, Exclusive Option Agreement, and Shareholders’ Voting Proxy Agreement (hereinafter referred to as the Agreements) on January 27, 2010

2. To ensure that Party A performs under the Agreements Party A is willing to pledge its full share in , i.e., 100% share of YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO., LTD.  , (hereinafter referred to as “Pledged Share”) as pledge to Party B and Party B accepts such pledge;

On the basis of friendly cooperation and in the principle of equality and mutual benefit, all parties enter into this Agreement on Share Pledge on January 27, 2010.

Article 1.
In accordance with Chinese laws and terms and conditions of this Agreement, Party A, as the legitimate holder of the pledged shares, creates pledge rights on the pledged shares with Party B as the Pledgee as the security for Party A’s performance of its liabilities under the Agreements (hereinafter referred to as “Guaranteed Liabilities”) .

Article 2.
The pledge term created hereunder shall start from the effective date of this Agreement till the date when all guaranteed liabilities are unconditionally paid off.

Article 3.
Should any breach occurs under the Agreements, Party B is entitled to adopt any of the following methods to dispose of the Pledged Share hereunder for compensating the losses it suffered from such breach event:

(a) sell, auction, transfer, or other manners to dispose of all or part of the Pledged Share under the terms and manners deemed appropriated by Party B, and enjoy priority to be compensated by the gained amount;

(b) request Party A and other shareholders of YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO., LTD. complete all procedures for transferring Pledged Share in accordance with the Articles of Association of YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO., LTD.; or

(c) any other possible necessary acts of Party B permitted by Chinese laws.

Article 4.
Unless Party B gives prior written consent, Party A hereby commits and warrants that as long as the Guaranteed Liabilities or any part thereof has not been fully paid, during the term of this Agreement, Party A will not:

(a) sell, lease, donate, transfer, or by any other manners to dispose of the Pledged Share, in whole or in part;

(b) crease or maintain any pledge or other encumbrances of any nature on the Pledged Share for the benefit of any third party;

(c) amend or in other ways alter the Articles of Association or share holders agreement of YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO., LTD.; or

(d) adopt any acts which may be against or damage any rights enjoyed by Party B in the Pledged Share under this Agreement.

Article 5
Party A shall fully comply with all Chinese laws and regulations relevant to share pledge, and to the extent as permitted by Chinese laws, use its best endeavour to promptly complete all procedures of registration, approval, filing or permission required for share pledge under any applicable laws and regulations upon the execution of this Agreement.  All these procedures are to ensure Party B legitimately and effectively enjoys the pledge right of the Pledged Share all the time.

Article 6
Any dispute arising from the interpretation and performance of this contract, shall be settled through friendly negotiation by Party A and Party B. Where negotiation fails, either party may submit such dispute to the court of jurisdiction for settlement.

Article 7
This contract is made in duplicate, with each party holding one. It will come into force on the date of execution as first above written.  Party A and Party B shall immediately record the share pledge specified in this Agreement in the list of shareholders retained by YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO., LTD. and complete pledge registration at competent authority in the circumstance as permitted by Chinese law practice after the effective date.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

In witness whereof, each Party has caused its representative to sign this Agreement on the date first above written.

Party A: SHAREHOLDERS OF YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO., LTD.:

Zhao Dongke, PRC citizen with ID Card number [610113195411180418]

Wei Jingkun, PRC citizen with ID Card number [610113195409250448]

Zhao Jine, PRC citizen with ID Card number [130403195701150961]

Yang Quanfu, PRC citizen with ID Card number [610104196508251612]

Zhao Wenyan, PRC citizen with ID Card number [610113198109240487]

Yang Xueli, PRC citizen with ID Card number [610104196911246186]

Li Gang, PRC citizen with ID Card number [612526731013001]

Zhang Guofeng, PRC citizen, ID Card number [610429197302174170]

Zhao Ruojing, PRC citizen with ID Card number [610404198009130547]

Zhao Yaolong, PRC citizen with ID Card number [610429198609243016]

Su Tong, PRC citizen with ID Card number [61012519761008196x]

Zhang Daokai, PRC citizen, ID Card number [330327196009227595]

Zhang Jiansheng, PRC citizen, ID Card number [130403195711170931]

Party B: YANGLING SLOVAN PHARMACEUTICALS CO., LTD. (seal)

Legal Representative: Lihong Zhang